UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36756	72-1449411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5321 Corporate Blvd.

Baton Rouge, Louisiana 70808

(Address of Principal Executive Offices) (Zip Code)

(225) 926-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 22, 2017, Lamar Advertising Company announced via press release its results for the quarter and year ended December 31, 2016. A copy of Lamar’s press release is hereby furnished to the Commission and incorporated by reference herein as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Lamar Advertising Company, dated February 22, 2017, reporting Lamar’s financial results for the quarter and year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2017	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Lamar Advertising Company, dated February 22, 2017, reporting Lamar’s financial results for the quarter and year ended December 31, 2016.